Exhibit 10

CONSENT OF JAMES M. DAWSON

I hereby consent to the use of my name in connection with the following reports and documents, which are being filed as exhibits to and incorporated by reference into the registration statement on Form 40-F of Cardero Resource Corp. (the “Company”) being filed with the United States Securities and Exchange Commission:

1.

The technical report dated November 18, 2004 titled “Report on the Main Alisitos Property Block, Baja California Norte, Mexico” (the “Main Alisitos Report”);

2.

The technical report dated November 10, 2004 titled Report on the Pilitas Property, Baja California Norte, Mexico” (the “Pilitas Report”); and

3.

The annual information form of the Company dated April 26, 2005, which includes reference to my name in connection with information relating to the Main Alisitos Report, the Pilitas Report, and the properties described therein, as well as in connection with an action commenced on May 20, 2004 in the British Columbia Supreme Court (Vancouver Registry, No. S042795) by Western Telluric Resources Inc. and Minera Olympic, S. de R.L. de C.V. against the Company and James Dawson, Murray McClaren and their respective companies, Dawson Geological Consultants Ltd. and 529197 B.C. Ltd. (carrying on business as Crockite Resources).

/s/James M. Dawson

James M. Dawson

DATED April 29, 2005